EATON VANCE BALANCED FUND
Supplement to Prospectus dated May 1, 2012

1.  The following replaces “Fees and Expenses of the Fund” under “Fund Summaries – Eaton Vance Balanced Fund”:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.   You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance Funds.  More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 44 of the Fund's Prospectus and page 25 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Class C
Maximum Sales Charge (Load) (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	5.00%	1.00%

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)(1)	Class A	Class B	Class C
Management Fees	0.04%	0.04%	0.04%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses	0.21%	0.21%	0.21%
Acquired Fund Fees and Expenses(2)	0.67%	0.67%	0.67%
Total Annual Fund Operating Expenses	1.17%	1.92%	1.92%

(1)

Annual Fund Operating Expenses have been restated to reflect the new contractual administrative fee rate effective June 15, 2012.

(2)

Reflects the Fund’s allocable share of the advisory fees (including contractual fee reductions) and other expenses of the Portfolios in which it invests.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$687	$925	$1,182	$1,914	$687	$925	$1,182	$1,914
Class B shares	$695	$1,003	$1,237	$2,048	$195	$603	$1,037	$2,048
Class C shares	$295	$603	$1,037	$2,243	$195	$603	$1,037	$2,243

2.  The following replaces the second paragraph under “Management.” in “Management and Organization”:

Eaton Vance serves as the administrator of each Fund, providing each Fund with administrative services and related office facilities.  In return, Large-Cap Growth Fund, Small-Cap Fund and Small-Cap Value Fund are authorized to pay Eaton Vance a fee of 0.15% of average daily net assets.   For the period from October 22, 2007 through June 14, 2012, Balanced Fund was authorized to pay Eaton Vance an administrative fee of up to 0.10% of average daily net assets subject to a fee reduction whereby Eaton Vance agreed to reduce such fee to the extent Balanced Fund’s combined advisory and administrative fees would otherwise exceed the amount of such fees under the fee schedules in place for the Fund and the Portfolios in which it invested as of October 15, 2007.  Effective June 15, 2012, Balanced Fund is authorized to pay Eaton Vance a fee of 0.04% of average daily net assets.  For the fiscal year ended December 31, 2011, the administration fee of Balanced Fund was 0.01% of the Fund’s average daily net assets.  For the fiscal year ended December 31, 2011, the administration fee paid by each of Large-Cap Core Research Fund, Large-Cap Growth Fund, Small-Cap Fund and Small-Cap Value Fund equaled 0.15% of average daily net assets.  Eaton Vance does not currently receive a fee for serving as administrator of Dividend Builder Fund, Large-Cap Value and Special Equities Fund.

June 15, 2012	5947-6/12 COMBEQPS

EATON VANCE BALANCED FUND
Supplement to Statement of Additional Information dated May 1, 2012

The following replaces the first paragraph under “Administrative Services.” in “Investment Advisory and Administrative Services”:

Administrative Services.  As indicated in the Prospectus, Eaton Vance serves as administrator of each Fund. Large-Cap Core Research Fund, Large-Cap Growth Fund, Small-Cap Fund and Small-Cap Value Fund are each authorized to pay Eaton Vance an annual fee in the amount of 0.15% and prior to June 15, 2012, Balanced Fund was authorized to pay Eaton Vance an administrative fee of up to 0.10% of average daily net assets for providing administrative services to the Fund. Effective June 15, 2012, Balanced Fund is authorized to pay Eaton Vance an administrative fee of 0.04% of average daily net assets.  Eaton Vance does not currently receive a fee for serving as administrator of the other Funds.  Under each Agreement, Eaton Vance has been engaged to administer each Fund’s affairs, subject to the supervision of the Trustees of the Trust, and shall furnish office space and all necessary office facilities, equipment and personnel for administering the affairs of each Fund.

June 15, 2012